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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         SIGMATRON INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          SIGMATRON INTERNATIONAL, INC.
                               2201 LANDMEIER ROAD
                           ELK GROVE VILLAGE, IL 60007

                                                                 August 15, 2006

Notice of Annual Stockholders Meeting:

     You are hereby notified that the 2006 Annual Meeting of Stockholders of SigmaTron International, Inc. (the "Company") will be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois 60007 at 10:00 a.m. local time, on Friday, September 15, 2006, for the following purposes:

          1. To elect one Class I director to hold office until the 2009 Annual Meeting.

          2. To consider a proposal to ratify the selection of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending April 30, 2007.

          3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 27, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and/or adjournments thereof.

     You are urged to attend the Meeting in person. Whether or not you expect to be present in person at the Meeting, please mark, date, sign and return the enclosed proxy in the envelope provided.

                                        By Order of the Board of Directors

                                        /s/ LINDA K. BLAKE

                                        LINDA K. BLAKE
                                        Secretary

                          SIGMATRON INTERNATIONAL, INC.
                               2201 LANDMEIER ROAD
                           ELK GROVE VILLAGE, IL 60007

                       2006 ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 15, 2006

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2006 Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois, 60007 at 10:00 a.m. local time, on Friday, September 15, 2006, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement, the form of proxy included herewith and the Company's Annual Report to Stockholders for the fiscal year ended April 30, 2006 are being mailed to stockholders on or about August 15, 2006.

     Stockholders of record at the close of business on July 27, 2006 are entitled to notice of and to vote at the Meeting. On such date there were outstanding 3,786,956 shares of common stock, par value $.01 per share (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

     If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company's transfer agent, American Stock Transfer and Trust Company, as of the close of business on July 27, 2006), and attend the Meeting, you may deliver your completed proxy card in person. However, if you hold your shares in "street name" (that is, not certificate form) (a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares or (b) if you wish to attend the Meeting and vote in person, you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the Meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the Meeting.)

     Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present and entitled to vote with respect to that matter.

     Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is indicated, such proxies will be voted FOR the election of the nominee named under the caption "Election of Director" as set forth therein as a director of the Company, and FOR the ratification of the selection of BDO Seidman, LLP as the Company's independent auditors. If a quorum is present at the Meeting, directors will be elected by a plurality of the votes cast. The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

     As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

     The information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company and their transactions with the Company is based upon information received from each individual as of July 14, 2006.

                       HOLDINGS OF STOCKHOLDERS, DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of July 14, 2006 by (i) each director of the Company and each nominee, (ii) each executive officer of the Company, (iii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")) who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, and (iv) all directors and executive officers as a group. The address of directors and executive officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

                              BENEFICIAL OWNERSHIP


                                                                NUMBER OF
NAME                                                            SHARES(1)   PERCENT
----                                                            ---------   -------


BENEFICIAL OWNERS OF AT LEAST 5% OF THE OUTSTANDING CAPITAL
  STOCK
Cyrus Tang Foundation(3)......................................   397,063      10.5%
  8960 Spanish Ridge Ave.
  Las Vegas, NV 89148
Fidelity Low-Price Stock Fund(4)..............................   371,000       9.8%
  82 Devonshire St.
  Boston, MA 02109
Royce & Associates, LLC(10)...................................   340,500       9.0%
  1414 Avenue of the Americas
  New York, NY 10019
Tang Foundation for the Research of Traditional Chinese
  Medicine(3).................................................   252,099       6.7%
  8960 Spanish Ridge Ave.
  Las Vegas, NV 89148
Kennedy Capital Management, Inc.(2)...........................   229,856       6.1%
  10829 Olive Blvd.
  St. Louis, MO 63141
Zeff Holding Company, LLC(11).................................   210,338       5.6%
  50 California St., Ste. 1500
  San Francisco, CA 94111
DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
Gary R. Fairhead(5)...........................................   108,203       2.8%
Gregory A. Fairhead(5)........................................    68,307       1.8%
John P. Sheehan(5)............................................    51,566       1.3%
Linda K. Blake(5).............................................    37,468       1.0%
Daniel P. Camp(5).............................................    49,500       1.3%
Raj B. Upadhyaya(5)...........................................    22,500         *
John P. Chen(6)...............................................    10,200         *
Thomas W. Rieck(6)(7)(8)......................................    14,099         *
Franklin D. Sove(6)...........................................    11,000         *
Carl A. Zemenick(6)...........................................    10,000         *
William L. McClelland(6)......................................    10,000         *
Dilip S. Vyas(6)..............................................    10,000         *
All directors and executive officers as a group(9)............   402,843       9.8%


--------

    *  Less than 1 percent.

   (1) Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of Common Stock reflected in this table. As of July 14, 2006, 3,786,956 shares were outstanding, not including certain options held by various directors and officers as noted in subsequent footnotes. This table is based on information supplied by the Company's officers, directors and principal stockholders and by Schedules 13D and 13G filed with the Securities and Exchange Commission.

   (2) Number of shares owned by Kennedy Capital Management, Inc., at December 31, 2005, as reported on Schedule 13G on February 14, 2006.

   (3) The Tang Foundation and Tang Foundation for the Research of Traditional Chinese Medicine are not-for-profit foundations. The entities, whose combined ownership represents in excess of 16% of the outstanding Common Stock, is controlled by Cyrus Tang.

   (4) Number of shares owned by Fidelity Low-Price Stock Fund at December 31, 2004 as reported by FMR Corp. on Schedule 13G on February 14, 2005 and subsequently confirmed by Form 13F-HR/A filed by FMR Corp. with the Securities and Exchange Commission on May 22, 2006.

   (5) The number of shares includes 30,000, 56,650, 51,566, 37,068, 49,500 and
       22,500 shares issuable upon the exercise of stock options granted to Gary
       R. Fairhead, Gregory A. Fairhead, John P. Sheehan, Linda K. Blake, Daniel
       P. Camp and Raj Upadhyaya, respectively. Said options are deemed exercised solely for purposes of showing total shares owned by such employees, respectively.

   (6) Includes 10,000 shares issuable upon the exercise of director stock options granted on September 2004 and September 2005. Said options are deemed exercised solely for purposes of showing total shares by such non-employee director.

   (7) Includes 4,099 shares issuable upon the exercise of director stock options granted in December 2001. Said options are deemed exercised solely for purposes of showing total shares owned by such non-employee directors.

   (8) In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is also one of three trustees of Rieck and Crotty, P.C.'s profit sharing plan, which owns 4,000 shares of the Company's Common Stock as of July 14, 2006. Mr. Rieck abstains from all voting and investment decisions with respect to such shares.

   (9) For purposes of calculating the total number of shares for all directors and executive officers as a group, 63,257 of shares and 311,383 options are deemed exercised.

  (10) Number of shares owned by Royce & Associates LLC, at January 31, 2006, as reported on Schedule 13G on January 31, 2006.

  (11) Number of shares owned by Zeff Holding Company LLC, at December 31, 2005, as reported on Schedule 13G on February 3, 2006.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company is required to report to stockholders those directors, officers and beneficial owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who fail to file timely reports of beneficial ownership and changes in beneficial ownership, as required by Section 16(a) of the Exchange Act. Based solely upon a review of copies of such reports furnished to the Company, the Company believes that all persons subject to the reporting requirements of Section 16(a) of the Exchange Act timely filed all necessary reports during the fiscal year ended April 30, 2006.

                            I.  ELECTION OF DIRECTORS

     Pursuant to the Company's Certificate of Incorporation, the Board of Directors is divided into three classes of directors, each serving overlapping three-year terms. The terms of Class I directors (Messrs. Rieck and McClelland) expire in 2006; the terms of Class II directors (Messrs. Chen and Zemenick) expire in 2007; and the terms of Class III directors (Messrs. Fairhead, Sove and Vyas) expire in 2008. All directors of each class will hold their positions until the annual meeting of stockholders in the year indicated above, at which time the terms of the directors in such class expire, or until their respective successors are elected and qualify, subject in all cases to any such director's earlier death, resignation or removal.

     On June 20, 2006, William L. McClelland notified the Board of Directors of the Company that he does not intend to stand for reelection when his current term as a Class I director expires at the 2006 Annual Meeting of Stockholders. Mr. McClelland has been a member of the Board of Directors since 2001 and served as a member of its Nominating Committee through June 20, 2006. Mr. McClelland's decision not to stand for reelection was not a result of a disagreement with management regarding the Company's operations, policies, practices or otherwise.

     The Board of Directors does not currently intend to fill the vacancy left by the upcoming departure of Mr. McClelland. Accordingly, the Board of Directors has decided to reduce the number of directors from seven members to six members and to re-designate as of the 2008 Annual Meeting of Stockholders one of the Class III directors as a Class I director. Upon redesignation as a Class I director in 2008, that director will hold office until the expiration of the term of the current Class I directors at the 2009 Annual Meeting of Stockholders.

             NOMINEE FOR ELECTION AS CLASS I DIRECTOR AT THE MEETING

     If a quorum is present at the Meeting, one Class I director will be elected by a plurality of the stockholder votes cast at the Meeting, to serve until the 2009 annual meeting of stockholders or until his successor shall be elected and qualified, subject to their earlier death, resignation or removal. Abstentions and Broker Non-Votes will have no effect on the vote. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of the nominee named below. The stockholders do not have cumulative voting rights with respect to the election of directors. The following person has been nominated:


                                                                                 DIRECTOR OF
                                                                                   COMPANY
NAME                                 AGE                                            SINCE
----                                 ---                                         -----------


Thomas W. Rieck....................   61   Attorney and President of Rieck and       1994
  Class I                                  Crotty, P.C. Mr. Rieck was an
                                           executive officer of CSI.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEE NAMED ABOVE.

     The Board of Directors knows of no reason why the foregoing nominee will be unavailable or will decline to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend. THE ENCLOSED PROXY CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN ONE, THE NUMBER OF NOMINEES NAMED IN THIS PROXY STATEMENT.


                                   DIRECTOR WHOSE TERMS EXTEND BEYOND THE
                                                  MEETING
                                    PRINCIPAL OCCUPATION(S) DURING PAST     DIRECTOR OF
                                                 FIVE YEARS                   COMPANY
NAME                        AGE        AND OTHER PUBLIC DIRECTORSHIPS          SINCE
----                        ---    --------------------------------------   -----------


John P. Chen.............    52   President SKD Automotive Group from           1994
  Class II                        January 2006 to present. Chief
                                  Financial Officer from 1994 to 2005 of
                                  National Material L.P., a steel
                                  processing, stamping and distribution
                                  company.
Carl A. Zemenick.........    61   President and CEO from June 1990 until        2001
  Class II                        his retirement in 6/05 of GF Office
                                  Furniture, Ltd. LP, a furniture
                                  manufacturer.
Gary R. Fairhead.........    54   President and Chief Executive Officer.        1994
  Class III                       Gary R. Fairhead has been President of
                                  the Company since 1990. Gary R.
                                  Fairhead and Gregory A. Fairhead, the
                                  Executive Vice President and Assistant
                                  Secretary of the Company, are brothers.
Franklin D. Sove.........    72   Mr. Sove was Vice President of Tang           1994
  Class III                       Industries, Inc., a privately held
                                  company that manufactures and
                                  distributes industrial products, until
                                  his retirement in December 2002.
Dilip S. Vyas............    58   Mr. Vyas has been self-employed since         1994
  Class III                       December 2004 and from June 2004 to
                                  November 2004 was President of Wave
                                  Zero Manufacturing LLC, a manufacturer
                                  of shielding devices for components
                                  used in the electronic industry.  Mr.
                                  Vyas was self-employed from September
                                  1998 to June 2004 and was a Director
                                  and Vice President of Circuit Systems,
                                  Inc. (CSI) until September 1998. CSI
                                  filed a petition for relief under
                                  Chapter 11 of the Bankruptcy Code in
                                  September 2000 and ceased to exist in
                                  2003.


                II.  PROPOSAL TO RATIFY SELECTION OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors will recommend at the Meeting that the stockholders ratify the appointment of the firm of BDO Seidman, LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, have the opportunity to make a statement if they desire to do so, and be available to respond to appropriate questions. BDO Seidman, LLP was recommended by the Audit Committee and the Board of Directors for the fiscal year 2007. The decisions to dismiss Grant Thornton LLP and engage BDO Seidman, LLP were approved by the Board of Directors effective March 15, 2006 and March 31, 2006, respectively. The principal accountant's report on the financial statements was unqualified for fiscal year 2005 and 2006.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP.

     In connection with the audits for the years ended April 30, 2006 and 2005, the Company has had no disagreements with BDO Seidman, LLP or Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP and Grant Thornton LLP would have caused it to make reference thereto in its report on the consolidated financial statements for 2006 and 2005.

     The ratification of the selection of auditors requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Abstentions and Broker Non-Votes will have the same effect as negative votes.

                   FISCAL 2006 AND 2005 AUDIT FIRM FEE SUMMARY

     During fiscal year 2005 and the first three quarters of fiscal 2006, the Company retained its auditor, Grant Thornton LLP, to provide services. BDO Seidman LLP provided services during the fourth quarter of fiscal 2006 and completed the audit for fiscal year 2006. The following amounts were charged by Grant Thornton LLP for services provided in fiscal years 2006 and 2005 and by BDO Seidman, LLP for services provided.


                                                          2006            2005
                                                  -------------------   --------
                                                     BDO       GRANT      GRANT
                                                  SEIDMAN,   THORNTON   THORNTON
                                                     LLP        LLP        LLP
                                                  --------   --------   --------


Audit Fees (a)..................................   $90,000   $162,280   $ 71,050
Audit-Related Fees (b)..........................        --     73,961     59,397
Tax Fees (c)....................................    23,255    154,360    132,119
All Other Fees (d)..............................        --     48,872     12,851


     (a) Fees for audit services billed in 2006 and 2005 consisted of:

          - Audit of the Company's annual financial statements

          - Reviews of the Company's quarterly financial statements

          - Statutory and regulatory audits, consents and other services related to Securities and Exchange Commission matters

     (b) Fees for audit-related services consisted primarily of services for Employee 401(k) Retirement Plan and acquisitions.

     (c) Fees for tax services billed in 2006 and 2005 consisted of tax compliance and tax planning and advice. Fees for tax compliance services totaled $177,615 and $132,119 in 2006 and 2005, respectively. Tax compliance services consisted of:

          - Federal, state and local income tax return preparation

          - Assistance with tax return filings and compliance in certain foreign jurisdictions

          - Assistance with tax audits and amended tax returns

     (d) All other fees are general fees and change in accounting firm transition fees.

     (e) As described in Audit Committee Charter, it is the Audit Committee's policy and procedure to review and consider and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by the independent auditors. The Audit Committee's pre-approval policy is included in the Audit Committee Charter which has been attached as Appendix A here to.

CORPORATE GOVERNANCE

     Our Board of Directors determined that each of Messrs. Chen, McClelland, Rieck, Sove, Vyas and Zemenick are independent under the rules of the Nasdaq Stock Market, Inc. As a result, our Board currently has a majority of independent directors under the rules of the Nasdaq Stock Market, Inc. Our Board of Directors has determined that our independent directors shall have regularly scheduled meetings during each fiscal year at which only the independent directors are present.

DIRECTOR COMMITTEES; BOARD MEETINGS

     The Board of Directors has established an Audit Committee Charter, a Compensation Committee and a Nominating Committee. A copy of the Audit Committee Charter is included in this Proxy Statement as Appendix A and the Nominating Committee is available on the Company's website at www.sgmaintl.com. The Company believes that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of, the Sarbanes-Oxley Act of 2002, the current listing standards of the Nasdaq Stock Market, Inc. and the Securities and Exchange Commission's rules and regulations.

     The functions of the Audit Committee includes: (1) selection, evaluation, and where appropriate, replacement of the Company's independent accountants; (2) pre-approval of audit and permitted non-audit services to be performed by the independent accountants; (3) review of the scope of the audit;
(4) reviewing, with the independent accountants, the corporate accounting practices and policies and recommending to whom reports should be submitted within the Company; (5) reviewing the final report of the independent accountants; (6) reviewing accounting controls; and (7) being available to the independent accountants and management for consultation purposes. The Audit Committee is comprised of three members: Messrs. Rieck, Sove (Chairman) and Vyas. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by the Nasdaq Stock Market, Inc. listing standards and the rules of the Securities and Exchange Commission. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 401 of Regulation S-K promulgated under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement. The report of the Audit Committee to the Stockholders is included in this Proxy Statement below under the heading "Report of the Audit Committee."

     The functions of the Compensation Committee are to review and recommend to the Board of Directors annual salaries and bonuses for all executive officers of the Company, to review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and to administer the Company's stock option plans. Messrs. Rieck (Chairman), Chen and Zemenick are members of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee are independent under the listing standards of the Nasdaq Stock Market, Inc.

     The functions of the Nominating Committee are to (1) review and recommend to the Board of Directors the size and composition of the Board and a slate of nominees for each election of members to the Board of Directors; (2) review and recommend changes to the number, classification, and term of directors; (3) identify and recommend to the Board candidates to fill appointments to Board committees; and (4) develop, assess and make recommendations to the Board concerning appropriate corporate policies to identify and recommend to the Board candidates to fill a vacancy in the offices of President and Chief Executive, to receive and review nominations by stockholders with regard to the nomination process. The members of the Nominating Committee are Messrs. Chen (Chairman), Vyas and Zemenick. During fiscal year 2006 and through June 20, 2006, the Nominating Committee consisted of Messrs. Chen (Chairman), McClelland and Zemenick. The current Board of Directors has determined that each of the members is independent under the Nasdaq Stock Market, Inc. listing standards. The charter for the Nominating Committee is available on the Company's website at www.sgmaintl.com.

     In evaluating and determining whether to recommend a person as a candidate for election as a director, the Nominating Committee's criteria reflects the requirements of the recently adopted Nasdaq rules with respect to independence as well as the following factors: the needs of the Company with respect to the particular talents and experience of its directors; personal and professional integrity of the candidate; the level of education and/or business experience of the candidate; broad-based business acumen of the candidate; the candidate's level of understanding of the Company's business and the electronic manufacturing services industry; the candidate's abilities for strategic thinking and willingness to share ideas; and the Board of Directors' need for diversity of experiences, expertise and background. The Committee will use these criteria to evaluate all potential nominees.

     The Nominating Committee will consider proposed nominees whose names are submitted to it by stockholders. The Nominating Committee has not adopted a formal process for that purpose because it believes that the Committee's process for considering information has been and remains adequate. Historically, stockholders have not proposed any nominees. The Nominating Committee intends to review periodically whether a formal process should be adopted. To be considered, all stockholder nominations must comply with the notice provisions of the Company's by-laws, which generally require that such notice be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to a regularly scheduled annual meeting of stockholders, or within 10 days after receipt of notice of an annual meeting of stockholders if the date of such meeting has not been publicly disclosed within 70 days prior to the meeting date.

     The Board of Directors held eight meetings either in person or by telephone conference during the fiscal year ended April 30, 2006. The Compensation Committee held five meetings in person or by telephone conference and the Audit Committee held seven meetings in person or by telephone conference during fiscal 2006. The Nominating Committee held one meeting during fiscal 2006. All directors attended at least 75% of the meetings of the board and each of the committees of which they were members. The Company has a policy of encouraging all directors to attend the annual meeting of stockholders. All directors attended the Company's 2005 annual meeting of stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Stockholders can contact the Board of Directors or any of the individual directors by contacting: Franklin D. Sove, Chairman of the Board, by e-mail at invest1@sgmaintl.com. Inquiries will be reviewed, sorted and summarized by the Chairman of the Board before they will be forwarded to the Board or to an individual director.

COMPENSATION OF DIRECTORS

     The Company pays non-employee directors $1,750 per month. Directors who serve on the Audit Committee are paid an additional $1,000 per month, and directors who serve on the Compensation Committee are paid an additional $250 per month. Directors who serve on the Nominating Committee are paid an additional $250 per month. In addition, under the 2000 Directors' Stock Option Plan, non-employee directors received a grant of options to acquire 7,500 shares of Common Stock at each of the September 2000, December 2001 and September 2002 annual stockholders' meetings. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the Common Stock on the respective grant dates. In addition, under the 2004 Directors' Stock Option Plan, non-employee directors received a grant of options to acquire 5,000 shares of Common Stock at the September 2004 and September 2005 annual stockholders' meeting. Such options are exercisable for ten years from the respective date of grant at a price based on the price of the Common Stock on the respective grant dates.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2006, 2005 and 2004 to the Company's President and Chief Executive Officer and each executive officer of the Company whose total annual salary and bonus for such year exceeded $100,000:


                                                              ANNUAL
                                                           COMPENSATION       LONG-TERM
                                                        -----------------   COMPENSATION     ALL OTHER
                                                         SALARY    BONUS       AWARDS      COMPENSATION
NAME AND PRINCIPAL POSITION                               ($)       ($)      OPTIONS (#)      (4)($)
---------------------------                             -------   -------   ------------   ------------


Gary R. Fairhead...............................  2006   179,175         0      30,000          2,400
  President and Chief Executive                  2005   173,000   160,000(2)        0          2,350
  Officer                                        2004   172,308   310,000(3)        0            300

Gregory A. Fairhead............................  2006   171,200    40,000(1)   27,500          2,400
  Executive Vice President, Operations;          2005   163,770   145,000(2)        0          2,350
  Assistant Secretary                            2004   162,669   285,000(3)        0            300

John P. Sheehan................................  2006   130,808    10,000(1)   25,000          2,400
  Vice President, Director of Materials;         2005   126,300   110,000(2)        0          2,350
  Assistant Secretary                            2004   125,446   220,000(3)        0            300

Linda K. Blake.................................  2006   125,185         0      25,000          2,400
  Chief Financial Officer; Vice President of     2005   121,330   110,000(2)        0          2,350
  Finance, Treasurer and Secretary               2004   118,785   220,000(3)        0            300

Daniel P. Camp.................................  2006   137,925    20,000(1)   25,000          2,400
  Vice President, China Operations               2005   140,600   110,000(2)        0          2,350
                                                 2004   139,654   175,000(3)        0            300

Raj B. Upadhyaya...............................  2006   152,828    60,000(1)   22,500          2,400
  Executive Vice President, Hayward and          2005   131,107    10,000(2)        0          1,564
  Tijuana Operations                             2004   131,523         0(3)        0            500


--------

  (1) Represents bonus earned in fiscal 2006 and paid in fiscal 2007.

(2)   Represents bonus earned in fiscal 2005 and paid in fiscal 2005 and 2004.

(3)   Represents bonus earned in fiscal 2004 and paid in fiscal 2004 and 2003.

(4) Represents the match and contributions to the Company's 401(k) plan made by the Company.

                 OPTION GRANT AND EXERCISES IN LAST FISCAL YEAR

     The following tables provide certain specified information concerning options granted to, exercised by and held at April 30, 2006 under the 1993 and 2004 stock option plans by each named executive officer of the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS


                                                                                                       POTENTIAL
                                                                                                  REALIZABLE VALUE AT
                                                                                                  ASSUMED ANNUAL RATE
                                NUMBER OF                                                            OF STOCK PRICE
                                 SHARES       % OF TOTAL OPTIONS                                    APPRECIATION FOR
                               UNDERLYING         GRANTED TO        EXERCISE OR                       OPTION TERM
                                 OPTIONS         EMPLOYEES IN        BASE PRICE    EXPIRATION   -----------------------
NAME                         GRANTED (#)(1)       FISCAL YR.       ($ PER SHARE)      DATE       5% ($)         10% ($)
----                         --------------   ------------------   -------------   ----------   -------         -------


Gary R. Fairhead..........       30,000               8.6               9.17         9/15/15    175,318    /    422,116
Gregory A. Fairhead.......       27,500               7.9               9.17         9/15/15    160,709    /    386,939
John P. Sheehan...........       25,000               7.2               9.17         9/15/15    146,099    /    351,763
Linda K. Blake............       25,000               7.2               9.17         9/15/15    146,099    /    351,763
Daniel P. Camp............       25,000               7.2               9.17         9/15/15    146,099    /    351,763
Raj B. Upadhyaya..........       22,500               6.5               9.17         9/15/15    131,489    /    316,587


--------

(1) These options are service-based options and vest over a three-year period which began in September 2005.

     On April 28, 2006, in response to the issuance of SFAS 123R, the Company's Compensation Committee of the Board of Directors approved accelerating the vesting of 349,695 unvested stock options held by current employees and executive officers. Under FIN 44, a modification to accelerate the vesting of a fixed award effectively results in the renewal of that award if, after the modification, an employee is able to exercise/vest in an award that, under the original terms, would have expired unexercisable/vested. If the employee continues to provide service and would have vested in the awards under the original vesting provisions, the modification does not cause an effective renewal of the awards and, accordingly, any incremental compensation expense measured as of the modification date should not be recognized. The Company determined approximately 15,900 options were effectively renewed and compensation expense of $5,248 was recognized in fiscal year 2006.

                 OPTION/SAR EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information with respect to each named executive officer of the Company concerning the exercise of options during the fiscal year ended April 30, 2006, as well as any unexercised options held as of the end of such fiscal year. The Company has not granted any stock appreciation rights.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES


                                                                   NUMBER OF SHARES      VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED   IN-THE-MONEY OPTIONS
                                     SHARES                      OPTIONS AT FY-END (#)       AT FY-END ($)
                                   ACQUIRED ON       VALUE           EXERCISABLE/            EXERCISABLE/
NAME                              EXERCISE (#)   REALIZED ($)        UNEXERCISABLE           UNEXERCISABLE
----                              ------------   ------------   ----------------------   --------------------


Gary R. Fairhead................     28,203        $190,934            30,000/0                  9,900/0
Gregory A. Fairhead.............         --              --            56,650/0                221,870/0
John P. Sheehan.................         --              --            51,566/0                202,182/0
Linda K. Blake..................         --              --            37,068/0                 96,346/0
Daniel P. Camp..................         --              --            49,500/0                169,200/0
Raj B. Upadhyaya................         --              --            22,500/0                  7,425/0

                      EQUITY COMPENSATION PLAN INFORMATION

     The following tables provides information as of the fiscal year ended April 30, 2006 with respect to shares of Common Stock that may be issued under the Company's existing equity compensation plans, as detailed below:


                                                 (A)                    (B)                   (C)
                                                 ---                    ---                   ---
                                                                                      NUMBER OF SECURITIES
                                                                                    REMAINING AVAILABLE FOR
                                         NUMBER OF SECURITIES    WEIGHTED-AVERAGE    FUTURE ISSUANCE UNDER
                                          TO BE ISSUED UPON       EXERCISE PRICE      EQUITY COMPENSATION
                                       EXERCISE OF OUTSTANDING    OF OUTSTANDING        PLANS (EXCLUDING
                                          OPTIONS, WARRANTS      OPTIONS,WARRANTS   SECURITIES REFLECTED IN
PLAN CATEGORY                                 AND RIGHTS            AND RIGHTS             COLUMN (A)
-------------                          -----------------------   ----------------   -----------------------


Equity compensation plans approved by
  security holders
--Employee Stock Option Plan 1993....          173,149                $ 9.74                 11,005
--Employee Stock Option Plan 2000....          104,516                $ 2.42                      0
--Employee Stock Option Plan 2004....          181,541                $ 9.17                 58,459
--Director Stock Option Plan 2000....            4,099                $ 3.69                      0
--Director Stock Option Plan 2004....           60,000                $10.08                      0
                                               -------                ------                 ------
Equity compensation plans not
  approved by Security holders                       *                     *                      *
                                               -------                ------                 ------
  Total..............................          523,305                                       69,464


--------

*    Not applicable.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     The Company adopted an Amended and Restated Change-in-Control Severance Payment Plan on May 30, 2002 (the "CIC Plan"), which covers Executive Officers and Vice Presidents of the Company (each a "CIC Participant"). Under the terms of the CIC Plan, each CIC Participant is entitled to the payment of severance pay in the event such CIC Participant's employment with the Company is involuntarily terminated within twenty-four months of a change of control of the Company.

     In general, for purposes of the CIC Plan, a change of control will be deemed to have occurred when (a) any entity, person or group other than Cyrus Tang or his affiliates, acquires more than thirty percent of the outstanding stock entitled to vote for directors of the Company, (b) as a result of or in connection with certain corporate transactions identified in the CIC Plan, the identity of a majority of the members of the Board of Directors immediately before such transaction changes immediately after the transaction, (c) the merger, consolidation, or share exchange of the Company, or (d) a sale of all or substantially all of the Company's assets. In general, a CIC Participant's employment will be deemed to have been involuntarily terminated under the CIC Plan, in the event of such employee's termination by the Company for a reason other than (w) for cause (as defined in the Plan), (x) death, (y) disability, or
(z) that employee's voluntary retirement or resignation except on account of the reasons set forth in the agreement (which in general would result in a constructive discharge).

     Disputes concerning the CIC Plan and benefits under the CIC Plan are subject to arbitration.

     The CIC Plan provides for automatic reduction of the amounts to be paid out under the plan in the event such amounts would constitute "parachute payments" under the Internal Revenue Code. Payments under the CIC Plan are also subject to an aggregate cap equal to 15% of the market value of the Company's outstanding capital stock on such date in the event the employment of one or more of the CIC Participants is terminated voluntarily or involuntarily within seven days after the change-in-control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee during the 2006 fiscal year was comprised of Messrs. Rieck, Chen, and Zemenick. None of the members of the Compensation Committee has ever been an officer or employee of the Company. No Compensation Committee interlocking relationships exist as to Messrs. Rieck, Chen and Zemenick.

                          REPORT OF THE AUDIT COMMITTEE

     The functions of the Audit Committee include: (1) selection, evaluation, and where appropriate, replacement of the independent accountants; (2) pre-approval of audit and permitted non-audit services to be performed by the independent accountants; (3) review of the scope of the audit; (4) reviewing, with the independent accountants, the corporate accounting practices and policies and recommending to whom reports should be submitted within the Company; (5) reviewing the final report of the independent accountants; (6) reviewing accounting controls; and (7) being available to the independent accountants and management for consultation purposes. The Audit Committee is comprised of three members: Messrs. Rieck, Sove (Chairman) and Vyas. The Board of Directors has determined that each of the members is independent as defined by the rules of the Securities and Exchange Commission and under the Nasdaq Stock Market, Inc. listing standards. Mr. Rieck has been determined to be an Audit Committee financial expert as defined in Item 401 of Regulation S-K. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the audited financial statements with management, and discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61 (Codification of Statements on Auditing Standards, AU sec. 380), as the same has been modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as the same has been modified or supplemented, and has discussed with the independent accountants the independent accountants' independence. Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

THIS REPORT IS SUBMITTED BY THE MEMBERS OF THE COMMITTEE.

                                        Franklin D. Sove (Chairman)
                                        Thomas W. Rieck
                                        Dilip S. Vyas

STOCK PRICE PERFORMANCE GRAPH

     The following performance graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from May 2002 through April 2006 with the cumulative total return on (i) a group consisting of the Company's peer corporations on a line-of-business (the "Peer Group") and (ii) the Nasdaq Composite Index (Total Return). The comparison assumes $100 was invested on May 1, 2001 in the Company's Common Stock, the Peer Group (allocated equally among each of the Peer Group members), and the Nasdaq Composite Index and assumes reinvestment of dividends, if any. The Peer Group consists of IEC Electronics Corp., Nortech Systems Inc., SMTEK International, Inc., and Simclar Inc. (formerly known as Techdyne, Inc.)

     Comparison of five year cumulative total among SigmaTron International, Inc., the Peer Group, and the Nasdaq Composite Index (Total Return).

                 COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

                               EPERFORMANCE GRAPHa

                          TOTAL RETURN TO SHAREHOLDERS
                      (INCLUDES REINVESTMENT OF DIVIDENDS)


----------------------------------------------------------------------------
                                     ANNUAL RETURN PERCENTAGE
                                           YEARS ENDING
                      ------------------------------------------------------
  COMPANY
NAME/INDEX              APR 02     APR 03     APR 04     APR 05     APR 06
----------------------------------------------------------------------------

 SIGMATRON
 INTERNATIONAL INC      247.96      68.62      75.83       6.13     (11.46)
  --------------------------------------------------------------------------
 NASDAQ U.S. INDEX      (19.59)    (12.68)     30.82       0.33      21.44
  --------------------------------------------------------------------------
 PEER GROUP             (10.77)    (35.62)    118.60     (10.70)     22.61
  --------------------------------------------------------------------------




---------------------------------------------------------------------------------------
                                               INDEXED RETURNS
                                                YEARS ENDING
                      -----------------------------------------------------------------
                         BASE
                        PERIOD
 COMPANY NAME/INDEX     APR 01     APR 02     APR 03     APR 04     APR 05     APR 06
---------------------------------------------------------------------------------------

SIGMATRON
INTERNATIONAL INC        100       347.96     586.73    1031.63    1094.90     969.39
---------------------------------------------------------------------------------------
NASDAQ U.S. INDEX        100        80.41      70.22      91.86      92.16     111.92
---------------------------------------------------------------------------------------
PEER GROUP               100        89.23      57.44     125.57     112.14     137.49
---------------------------------------------------------------------------------------





PEER GROUP COMPANIES
--------------------

IEC ELECTRONICS CORP
NORTECH SYSTEMS INC
SIMCLAR INC


SMTEK INTERNATIONAL INC (Included through 2004. Acquired by CTS Corp 2/2005)

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     The Company's executive compensation policy is to provide a total compensation and benefit package to enable it to attract, retain and incentivize talented executives. Total compensation includes base salary, annual cash bonuses, long-term incentives and employee benefits. Guiding principles include offering an overall competitive package consisting of (a) base salary and employee benefits; and (b), to assure that management's interests are closely aligned with those of shareholders, performance-based incentives, including annual cash bonuses and long-term stock-based incentives based on overall Company financial results and individual contributions thereto. The Company seeks to reward outstanding executive performance contributing to superior Company operating results and enhanced shareholder value.

     The Board of Directors administers the Company's executive compensation policy through its Compensation Committee. The base salary and annual cash bonuses of the President and the Chief Executive Officer and the executive officers of the Company is determined by the Board of Directors acting on the recommendations of its Compensation Committee. Annual cash bonuses are based, in large part, upon an informal plan that generates a bonus pool based upon return on net assets deployed in the business, and then the bonus pool is allocated among all of the employees of the Company eligible to participate. Stock options may also be granted to employees of the Company as determined by the Compensation Committee pursuant to the Company's stock option plans. The President and Chief Executive Officer recommends to the Compensation Committee the base salaries and annual cash bonuses to be paid, and, in the case of stock options, to be awarded, to all executive officers, based upon guidelines prescribed by the Committee.

REPORT OF FISCAL 2006 COMPENSATION OF EXECUTIVE OFFICERS

     The President and Chief Executive Officer recommended to the Compensation Committee the base salaries and cash bonuses to be paid to the executive officers. After discussion, the Compensation Committee approved the base salaries and cash bonuses recommended, and then the entire Board of Directors adopted the recommendation.

REPORT OF 2006 COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER

     The compensation for the Company's President and Chief Executive Officer is set within the philosophy and policy identified above for all executive officers. In setting the salary and determining the cash bonus of the President and Chief Executive Officer of the Company, the Compensation Committee considered many factors, including but not limited to, industry and economic conditions, achievement of Company and personal goals, and effort, but with emphasis placed on the Company's financial results. The President and Chief Executive Officer's salary was increased for cost of living, similar to the other executive officers, but he was not granted a bonus because of, in large part, the decrease in the Company's net income from the prior year. Notwithstanding the decision not to recommend a bonus, the Compensation Committee remains impressed with his tireless efforts, his vision for the Company, and his management capabilities.

     There was discussion and unanimous approval of this report.

THIS REPORT IS SUBMITTED BY THE MEMBERS OF THE COMMITTEE.

                                        Thomas W. Rieck (Chairman)
                                        John P. Chen
                                        Carl Zemenick

                              CERTAIN TRANSACTIONS

     During August and September 2004 the Company acquired all the interests of the outside investors in its affiliate SMT Unlimited L.P. ("SMTU") and the general partner of SMTU, SMT Unlimited, Inc., including voting interest. On October 1, 2004, SMT Unlimited, Inc. was merged into the Company, and SMTU was liquidated, thereby becoming an operating division of the Company. Prior to the acquisition by the Company, SMTU was consolidated under FIN 46R. The aggregate price paid for all the interests was $2,814,699. This aggregate price was paid with $1,330,000 in notes with terms of up to 2 years and cash in the amount of $1,338,858 and the forgiveness of interest expense of $145,841. The acquisition was treated as a step acquisition and resulted in goodwill of $756,959 from one step and negative goodwill of $452,087 from the second transaction. The negative goodwill was treated as a reduction in the acquired long-lived assets from SMTU. On October 1, 2004, SMT Unlimited, Inc. was merged into the Company, and SMTU was liquidated, thereby becoming an operating division of the Company. The Company purchased the outstanding interest of SMTU in order to provide seamless service to its customers.

                                  MISCELLANEOUS

     The Company's 2006 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

COST OF SOLICITATION

     All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company by telephone or telecopy. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

PROPOSALS OF STOCKHOLDERS

     In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company's 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company before April 17, 2007 in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 2007 Annual Meeting.

     Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. The stockholder must comply with the procedures specified by the Company's by-laws which require all stockholders who intend to make proposals at an annual stockholders meeting to send a proper notice which is received by the Secretary not less than 120 or more than 150 days prior to the first anniversary of the date of the Company's consent solicitation or proxy statement released to stockholders in connection with the previous year's election of directors or meeting of stockholders; provided, that if no annual meeting of stockholders or election by consent was held in the previous year, or if the date of the annual meeting has been changed from the previous year's meeting, a proposal must be received by the Secretary within 10 days after the Company has publicly disclosed the date of such meeting.

     The Company currently anticipates the 2007 Annual Meeting of stockholders will be held September 21, 2007.

     The by-laws also provide that nominations for director may only be made by or at the direction of the Board of Directors or by a stockholder entitled to vote who sends a proper notice which is received by the Secretary no less than 60 or more than 90 days prior to the meeting; provided, however, that if the Company has not publicly disclosed the date of the meeting at least 70 days prior to the meeting date, notice may be timely made by a stockholder if received by the Secretary no later than the close of business on the 10th day following the day on which the Company publicly disclosed the meeting date.

     Some brokers and other nominee record holders may be participating in the practice of "householding" corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write us at the following address or phone number: SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007, Telephone: (800) 700-9095. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

                                        By order of the Board of Directors

                                        /s/ LINDA K. BLAKE

                                        LINDA K. BLAKE
                                        Secretary

Dated: August 15, 2006

                                                                      APPENDIX A

                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                          SIGMATRON INTERNATIONAL, INC.

I. FUNCTIONS

     The functions of the Audit Committee (the "Committee") of SigmaTron International, Inc. (the "Company") shall include: (1) review of the scope of the audit; (2) review with the independent accountants the corporate accounting practices and policies and recommend to whom reports should be submitted within the Company; (3) review with the independent accountants their final report; (4) review with the internal and independent accountants overall accounting and financial controls; and (5) being available to the independent accountants and management for consultation purposes.

II. COMPOSITION

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence requirements under applicable law, rules and regulations, including the rules of the Nasdaq Stock Market, Inc. ("Nasdaq"). Notwithstanding the foregoing, one director who (a) is not independent as defined in Nasdaq Rule 4200, (b) meets the criteria set in
Section 301 in the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, (c) does not own or control 20% or more of the Company's voting securities, and (d) is not a current officer or employee or a family member of such officer or employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Committee.

     Each member of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve in such capacity until the next annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full committee membership.

III. MEETINGS

     The Committee shall meet at least four times annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with the chief financial officer and the independent accountants to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet in person or by telephone conference call with the independent accountants and management quarterly to review the Company's financials consistent with IV.3 below.

IV. RESPONSIBILITIES

     The Audit Committee shall have the following responsibilities:

Documents/Reports Review

     1.  Review this Charter annually and update it as conditions dictate.

     2. Review the Company's annual financial reports and other financial information submitted to the Securities and Exchange Commission (the "SEC"), or the public, including any certification, attestation, report, opinion or review rendered by the independent accountants, and the independent accountants' judgment as to the quality of the Company's accounting principles.

     3. Review with the chief financial officer or his/her delegate and, if the Committee believes it to be advisable, the independent accountants, quarterly reports on Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     4. Issue a report to the Board disclosing whether (a) the Committee has reviewed and discussed the audited financial statements with management; (b) the Committee has discussed with the independent accountants the matters required to be discussed by SAS 61, as may be modified or supplemented; (c) the Committee has received the written disclosures and the letter from the independent accountants required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the accountants the accountants' independence; and (d) whether, based on the review and discussions referred to in (a) -- (c) above, the Committee recommended to the Board that the financial statements be included in the Annual Report on Form 10-K or 10-KSB for the last fiscal year for filing with the SEC. These disclosures shall appear over the printed names of each member of the Committee, and shall be included in the Company's proxy statement, if said proxy statement relates to an annual meeting of shareholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting). The disclosures shall be made at least once a year.

Independent Accountants

     5. Select, evaluate, and, where appropriate, replace the independent accountants, and, if appropriate, nominate the independent accountants to be proposed for shareholder ratification or approval in any proxy statement. The independent accountants are ultimately accountable to the Committee, which has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

     6. Pre-approve all audit and permitted non-audit services to be performed by the independent accountants (subject to the de minimis exceptions under applicable law, rules and regulations). However, the Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Committee at its next regularly scheduled meeting. In determining whether to pre-approve permitted non-audit services, the Committee (or the members with authority to pre-approve) shall consider whether the independent accountants' performance of such services is compatible with independence.

     7. Approve the fees and other compensation to be paid to the independent accountants. On at least an annual basis, to determine the accountants' independence, the Committee should discuss with the independent accountants all significant relationships or services the independent accountants have that may impact their objectivity and independence, taking into consideration the written statement that shall be obtained from the accountants to determine the accountants' independence setting forth the relationships between the independent accountants and the Company consistent with ISB Standard No. 1.

     8. Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

     9. Receive copies of the annual comments from the independent accountants on accounting practices and policies and systems of control of the Company, and review with them any questions, comments or suggestions they may have relating thereto.

     10. Oversee regular rotation of the lead audit partner, as required by applicable law, rules and regulations, and consider whether rotation of the independent accountants or their lead audit partner is necessary to ensure independence.

     11. Take other appropriate action to oversee the independence of the independent accountants.

Financial Reporting Processes

     12. Review with management and the independent accountants not less than annually the internal controls, disclosure controls and procedures, and accounting and audit activities of the Company.

     13. Review with management and the independent accountants significant exposure risks and the plans to appropriately control such risks.

     14. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.

     15. Review with management and the independent accountants accounting policies which may be viewed as critical, and review significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports. Review with management accounting estimates in the event (a) an estimate requires the Company to make assumptions about matters that are highly uncertain at the time the accounting estimate is made, and (b) different estimates that the Company reasonably could have used in the current period, or changes in the accounting estimates that are reasonably likely to occur from period to period, would have a material impact on the presentation of the Company's financial condition, changes in financial condition or results of operations.

     16. Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls, accounting practices, internal audit procedures, and disclosure controls and procedures of the Company, taking into account current accounting and regulatory trends and developments, and take such action with respect thereto as may be deemed appropriate by the Committee. The Committee shall have the authority to retain outside advisors to assist it in the conduct of any investigation, examination or review.

     17. Review with management and the independent accountants any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

     18. Review communications required to be submitted by the independent accountants concerning (a) critical accounting policies and practices used, (b) alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management and the ramifications of such alternatives and the accounting treatment preferred by the independent accountants, and (c) any other material written communications with management.

     19. Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and any management letter provided by the independent accountants and management's response to any such letter.

Internal Controls and Process Improvement

     20. Evaluate whether senior management is setting the appropriate tone at the top by reviewing their communication with other personnel of the Company regarding the importance of internal controls and evaluate whether the members of senior management possess an understanding of their roles and responsibilities.

     21. Establish a regular system of reporting to the Committee and internally within the Company by management, the independent accountants and the internal accounting department.

     22. Review the scope of the audit to be performed, and the audit procedures to be used, by the independent accountants, as a part of the annual audit process.

     23. Review and attempt to resolve disagreements between management and the independent accountants regarding financial reporting.

     24. Review, at least annually, the then current and future programs of the internal accounting department, including the procedure for assuring implementation of accepted recommendations made by the independent accountants, and review the implementation of any accepted recommendations.

     25. Consider and approve, upon the recommendation of management or upon its own motion, any non-audit services to be performed by providers other than the independent accountants relating to internal controls or current or future programs, functions, or services that are the responsibility of the internal accounting department.

     26. Establish procedures in accordance with applicable law, rules and regulations for (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other Responsibilities

     27. Review and make approval decisions regarding all related-party transactions, as required by applicable law, rules and regulations.

     28. If appropriate, obtain advice and assistance from outside legal, accounting or other advisors and determine the funding for such advice and assistance which shall be paid by the Company.

     29. If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

     30. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, rules or regulations as the Committee or the Board deems necessary or appropriate.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or determine that the Company's financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent accountants.

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


                                                  ANNUAL MEETING OF STOCKHOLDERS OF

                                                    SIGMATRON INTERNATIONAL, INC.

                                                         September 15, 2006



                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.



                            \/ Please detach along perforated line and mail in the envelope provided. \/

------------------------------------------------------------------------------------------------------------------------------------

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR AND "FOR" PROPOSALS 2 AND 3
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                            FOR    AGAINST   ABSTAIN
1. Election of Director:                            2. PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN,     [ ]      [ ]       [ ]
                                                       LLP AS INDEPENDENT AUDITORS
                           NOMINEE:
[ ] FOR NOMINEE               Thomas W. Rieck

[ ] WITHHOLD AUTHORITY                              3. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY    [ ]      [ ]       [ ]
    FOR NOMINEE                                        PROPERLY COME BEFORE THE MEETING (which the Board
                                                       of Directors does not know of prior to August 15,
                                                       2006)


                                                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
                                                    THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                                                    FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND FOR THE RATIFICATION OF THE
                                                    SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS, AND WILL CONFER THE
                                                    AUTHORITY IN PARAGRAPH 3.

                                                    RECEIPT IS HEREBY ACKNOWLEDGED OF THE NOTICE OF THE MEETING AND PROXY STATEMENT
                                                    DATED AUGUST 15, 2006 AS WELL AS A COPY OF THE 2006 ANNUAL REPORT TO
                                                    STOCKHOLDERS.

---------------------------------------------------

                                                    PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.





---------------------------------------------------
To change the address on your account, please   [ ]
check the box at right and indicate your new
address in the address space above. Please note
that changes to the registered name(s) on the
account may not be submitted via this method.
---------------------------------------------------


Signature of Stockholder                          Date:           Signature of Stockholder                           Date:
                        -------------------------      ----------                          -------------------------      ----------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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
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


                                                   SIGMATRON INTERNATIONAL, INC.

                                                         2201 LANDMEIER ROAD
                                                    ELK GROVE VILLAGE, IL 60007

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Fairhead, Linda K. Blake and Henry J. Underwood, and each of them, with full power of substitution, as attorneys and proxies to represent the undersigned at the 2006 Annual Meeting of Stockholders of SIGMATRON
INTERNATIONAL, INC. (the "Company") to be held at the Holiday Inn located at 1000 Busse Road, Elk Grove Village, Illinois at 10:00
a.m. local time, on Friday, September 15, 2006 or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting as follows.

                                          (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
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